                                                                    Exhibit 31.1

                                 CERTIFICATIONS

I, Neale X. Trangucci, certify that:

1.   I have reviewed this annual report on Form 10-K of WHX Corporation;

2.   Based on my knowledge, this report does not contain any untrue statement of a  material  fact  or omit  to  state a  material  fact  necessary  to make  the statements made, in light of the circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.   The  registrant's  other  certifying  officer  and  I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

          a)  Designed such disclosure  controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under  our supervision,  to ensure that material  information relating to the registrant, including its consolidated subsidiaries, is made known to us by others  within those  entities,  particularly  during the period in which this report is being prepared;

          b)  Evaluated  the   effectiveness  of  the  registrant's   disclosure
              controls  and   procedures   and  presented  in  this  report  our
              conclusions about the effectiveness of the disclosure controls and procedures,  as of the end of the period  covered  by this  report based on such evaluation; and

          c)  Disclosed in this report any changes in the registrant's  internal
              control  over  financial   reporting  that  occurred   during  the
              registrant's  most  recent  fiscal  quarter  that  has  materially affected,  or  is  reasonably  likely  to  materially  affect  the registrant's control over financial reporting; and

5.   The registrant's  other certifying  officer and I have disclosed,  based on our most recent evaluation of internal control over financial reporting,  to the
registrant's   auditors  and  the  audit  committee  of  registrant's  board  of directors:

          a)  All significant deficiencies and material weaknesses in the design or operation of internal  control over financial  reporting  which are reasonably likely to adversely affect the registrant's ability to record,  process,  summarize and report financial  information;
              and

          b)  Any fraud,  whether or not material,  that involves  management or other  employees who have a significant  role in the  registrant's internal control over financial reporting.

                                              /s/ Neale X. Trangucci
                                             -----------------------------------
                                             Neale X. Trangucci
                                             Chief Executive Officer

April   13, 2004